Related party transactions	6 Months Ended
Feb. 29, 2024
Related Party Transactions
Related party transactions

15.	Related party transactions

Related parties include the Board of Directors and officers, extended relatives and enterprises that are controlled by these individuals as well as certain consultants performing similar functions.

Remuneration of Directors and key management personnel of the Company was as follows:

	Three months ended February 29,	Three months ended February 28,	Six months ended February 29,	Six months ended February 28,
Directors and key management personnel	2024	2023	2024	2023
Remuneration(1)	$429	$510	$864	$976
Share-based compensation expense	321	559	1,014	1,274
Total directors and key management personnel	$750	$1,069	$1,878	$2,250
(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.

As at February 29, 2024, included in amounts payable is $0.1 million of board fees (August 31, 2023 – $0.4 million) due to related parties with no specific terms of repayment.

During the three and six months ended February 29, 2024, $0.1 million and $0.3 million for stock options granted to key management personnel was expensed, respectively (February 28, 2023 – $0.1 million and $0.2 million, respectively) and $0.1 million and $0.4 million for RSUs granted to directors and key management personnel was expensed, respectively (February 28, 2023 – $nil and $0.2 million, respectively).

During the three and six months ended February 29, 2024, $nil and $0.2 million related to common share awards granted to key management personnel was expensed, respectively (February 28, 2023 – $0.6 million and $1.3 million, respectively).